Lincoln Financial Group
Financial Reporting Investor Call

July 11, 2006
Fred Crawford
Chief Financial Officer

Doug Miller
Chief Accounting Officer

Drivers of New Segmentation
Merger with Jefferson Pilot
Creation of Employer Markets segment
A “pure” asset manager presentation of
Delaware Investments
Consolidation of distribution expenses in
manufacturing segments

Annuity and Investment Products
Fixed and Equity-Indexed Annuities
Funding Agreements
Individual Products
UL/VUL, Traditional and
Term Life Insurance
Community Banks and BOLI
Benefit Partners
Group Term Life, Disability and
Dental Insurance
Communications
Radio, Television and
Sports Production
Corporate and Other
Excess Capital and
Corporate Investments
Jefferson Pilot Financial
Lincoln Financial Group
Retirement
Fixed and Variable Annuities
Alliance Mutual Funds
Institutional Pensions
Life Insurance
UL/VUL and ISWL
(including Single Life and
Survivorship) and Term
COLI/BOLI
Delaware Investments
Managed Accounts, Mutual Funds,
Institutional, 529 Plans and
General Account
Director/401(k)
Lincoln UK
Unit-Linked Life Insurance
and Pensions
Corporate and Other
Lincoln Financial Distributors
Lincoln Financial Advisors
Segments Before Merger

Individual
Markets
Investment
Management
Lincoln Financial
Media
Lincoln UK
Other
Operations
LFG
Consolidated
Employer
Markets
Annuities
Life
Retirement
Products
Executive
Benefits
Benefit
Partners
New Reporting Structure

Group LTD,
Group STD,
Group Life,
Dental
Benefit
Partners
Lincoln Financial Group
Delaware
Investments
Jefferson
Pilot
LFD
LFA
Director®
Executive
 Benefits
(COLI)
Lincoln
Alliance®
Program
Multi-Fund®
Group
Variable
Annuity
Life and
Annuity
Before: Employer Markets Segment
Employer-sponsored businesses were spread across the enterprise

After: Employer Markets

Alignment of Product, Distribution and Markets

Products
Distribution
Markets
Director®
Lincoln Alliance® Program
Group Variable Annuity
Multi-Fund®
Executive Benefits (COLI)
LTD/STD
Group Life
Dental
Internal Sales Professionals/
Relationship Managers
Brokers
Financial Planners
Independent Agents
TPAs
Consultants
Corporate
Privately-Held Business
Healthcare
Education

After:Employer MarketsAlignment of Product, Distribution and MarketsProductsDirector®Lincoln Alliance® ProgramGroup Variable AnnuityMulti-Fund®Executive Benefits (COLI)LTD/STDGroup LifeDentalDistributionBrokersFinancialPlannersIndependentAgentsTPAsConsultantsMarketsCorporateprivately-held business healthcare education
Internal Sales Professionals/ Relationship Managers

Investment
Management
Individual
Markets
Employer
Markets
Lincoln UK
Managed
Accounts,
Mutual Funds,
Institutional,
529 Plans and
General Account
Management
Life: UL/VUL
and ISWL
(Single Life and
Survivorship)
and Term
Annuities:
Variable, Fixed
and
Equity-Indexed
Annuities
Unit-Linked Life
Insurance and
Pensions
Retirement
Products: Director®, Lincoln Alliance® Program, Multi-Fund®  and Group Variable
Annuity
Executive Benefits
and Other:
COLI, BOLI and
Pensions
Benefit Partners:
Group Life, Disability
and Dental
Radio, Television
and Sports
Production
Lincoln
Financial Media
Corporate and Shared Services
New Segment Business Mix

“Other Operations”
Reporting Changes
Includes:
Deferred gain amortization
Financing costs
Branding expenses
Earnings on excess capital
Earnings on corporate assets
Excludes:
Distribution expenses (P&L)

Statistical Supplement Changes
 Jefferson Pilot historical results
 5 period reporting format
 Combined production results
 Expense detail
 New businesses

Former JP
Annuity and Investment Products
Individual Products
Benefit Partners
Communications
Corporate and Other
3
1
Individual Markets
Life Insurance
UL/VUL and ISWL (Single Life and Survivorship) and Term
Annuities
Variable, Fixed and Equity-Indexed Annuities
Employer Markets
Retirement Products
Director®, Lincoln Alliance® Program, Multi-Fund®
and Group Variable Annuities
Benefit Partners
Group Life, Disability and Dental
Executive Benefits and Other
COLI, BOLI and Pensions
Investment Management
Managed Accounts, Mutual Funds, Institutional,
529 Plans and General Account Management
Lincoln UK

Unit-Linked Life Insurance and Pensions
Lincoln Financial Media
Radio, Television and Sports Production
Other Operations
2
Segment Reporting Changes
Former Lincoln
Retirement
Life Insurance
Delaware Investments
Lincoln UK
Corporate and Other
(LFA and LFD)

1Q06 Reported
(millions of dollars)
1Q06 Revised
(millions of dollars)
Retirement
Life
Investment Management
Lincoln UK
Corporate
Total Income from
Operations
Individual Markets
   Annuities
   Life Insurance
Employer Markets
   Retirement Products
   Executive Benefits & Other
Investment Management
Lincoln UK
Other Operations
Total Income from Operations
* Includes restructuring charges of $0.2 million
$123
82
20
11
(15
$221
)
$66
69
52
8
15
11
0
$221
*
1Q06 Revised Income From Operations
(Lincoln Financial Only)

1Q06 Reported-to-Revised Analysis

(Lincoln Financial-only income from operations $ millions)

	Reported	Distribution* (1)	Excess Capital* (1)	Segmentation (2)		Revised
Retirement	$123	$(1)	$(2)	$120	IM: Annuities	$66
					EM: Retirement	$48
					EM: Exec. Benefits	$6
Life	$82	$(9)	$(2)	$71	IM: Life	$69
					EM: Exec. Benefits	$2
Investment Mgmt	$20	$(0)	$0	$20	EM: Retirement	$5
					Investment Mgmt	$15
Corporate	$(15)	$10	$5			$0**

*Reflects distribution & excess capital allocation methodologies at end of first quarter, 3-31-06

**Includes restructuring charges of $0.2 million

What Changed?
Includes restructuring and merger related expenses
Definition of Income From Operations
Income (loss) from operations represents after tax results
excluding, as applicable, realized gains or losses on
investments and derivatives, cumulative effect of
accounting changes, reserve changes on business sold
through reinsurance, gain on sale of subsidiaries and
book of business and loss on early retirement of debt.

*
Purchase price allocated of approximately $1.1 billion, net of deferred taxes, is related to Lincoln Financial Media. Includes approximately $700 million of goodwill and $650 million of intangibles.
Overall Earnings Impact Neutral to
Modestly Positive in 2006
Purchase Accounting
Deferred acquisition cost (DAC) to Value of
business acquired (VOBA)
Mark-to-market asset portfolio and corporate
debt
Goodwill and intangibles
Approximately $3.3 billion in goodwill*

Lincoln will not provide EPS Guidance
Approach to Guidance and Outlook
Outlook:
Market conditions and impact on production
Merger expense saves and integration costs
Capital management
Select earnings drivers
Annual earnings range on select businesses
Long-range ROE targets

Lincoln Financial Group
Financial Reporting Investor Call

Questions and Answers

Forward Looking Statements
Cautionary Language
This document and oral statements made during the presentation may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements give expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results.
These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Among factors that could cause actual results to differ materially are:
●
Problems arising with the ability to successfully integrate our and Jefferson-Pilot Corporation’s (“Jefferson-Pilot”)
businesses, which may affect our ability to operate as effectively and efficiently as expected or to achieve the expected synergies from the merger or to achieve such synergies within our expected timeframe and the impact of the application of purchase accounting on results of operations;
●
Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, our products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserves and/or risk-based capital requirements related to secondary guarantees under universal life and variable annuity products such as Actuarial Guideline 38; restrictions on revenue sharing and 12b-1 payments; and the potential for U.S. Federal tax reform;
●
The initiation of legal or regulatory proceedings against LNC or its subsidiaries and the outcome of any legal or regulatory proceedings, such as: (a) adverse actions related to present or past business practices common in businesses in which LNC and its subsidiaries compete; (b) adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities, and extra-contractual and class action damage cases; (c)
new decisions that result in changes in law; and (d) unexpected trial court rulings;
●
Changes in interest rates causing a reduction of investment income, the margins of our fixed annuity and life insurance businesses and demand for our products;
●
A decline in the equity markets causing a reduction in the sales of our products, a reduction of asset fees that LNC charges on various investment and insurance products, an acceleration of amortization of deferred acquisition costs, the value of business acquired, deferred sales inducements and deferred front-end loads and an increase in liabilities related to guaranteed benefit features of our variable annuity products;
●
Ineffectiveness of our various hedging strategies used to offset the impact of declines in the equity markets;
●
A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from our assumptions used in pricing our products, in establishing related insurance reserves, and in the amortization of intangibles that may result in an increase in reserves and a decrease in net income;

Forward Looking Statements
Cautionary Language
●
Changes in accounting principles generally accepted in the U.S. that may result in unanticipated changes to our net income;
●
Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations, and the adverse impact such action may have on our ability to raise capital and on our liquidity and financial condition;
●
Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries, and the adverse impact such action may have on the premium writings, policy retention, and profitability of our insurance subsidiaries;
●
Significant credit, accounting, fraud or corporate governance issues that may adversely affect the value of certain investments in the portfolios of our companies requiring that LNC realize losses on such investments;
●
The impact of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including our ability to integrate acquisitions and to obtain the anticipated results and synergies from acquisitions;
●
The adequacy and collectibility of reinsurance that we have purchased;
●
Acts of terrorism or war that may adversely affect our businesses and the cost and availability of reinsurance;
●
Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that we can charge for our products;
●
The unknown impact on our business resulting from changes in the demographics of our client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life;
●
Loss of key management, portfolio managers in the Investment Management segment, financial planners or wholesalers; and
●
Changes in general economic or business conditions, both domestic and foreign, that may be less favorable than expected and may affect foreign exchange rates, premium levels, claims experience, the level of pension benefit costs and funding, and investment results.
The risks included here are not exhaustive. We describe additional risks in our recent Forms 10-K, 10-Q and 8-K and other documents filed with the Securities and Exchange Commission. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors.
Further, it is not possible to assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any current intention to update any forward-looking statements to reflect events or circumstances that occur after the date of this document.